                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT AUGUST 15, 2000
                        (Date of earliest event reported)


                               SOFTLOCK.COM, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-13611                                         84-1130229
(Commission File Number)                      (IRS Employer Identification No.)


      5 CLOCK TOWER PLACE, SUITE 440, MAYNARD, MA          01754
         (Address principal executive offices)           (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (978) 461-5940

ITEM 5.  OTHER EVENTS.

         SoftLock.com, Inc. hereby reports that holders of common stock purchase warrants issued in connection with the issuance of its Series B preferred stock have agreed to extend the date for vesting of the warrants from August 15, 2000 to September 14, 2000. These warrants are exercisable for a total of 312,498 shares of common stock.

         After this amendment, the warrants will vest and become exercisable on September 14, 2000 if as of that date, i) the registration statement for the Series B preferred stock and warrants (the "Registration Statement") has not been declared effective (this contingency was met on August 10, 2000) and ii) the listing application for the Company's common stock on the Nasdaq exchange has not been accepted. The holders of the shares registered under the Registration Statement have agreed not to sell any of their shares until November 1, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    SOFTLOCK.COM, INC.
                                    (REGISTRANT)


Date:  August 16, 2000              By: /s/ Michael J. Dziczkowski
                                        ---------------------------------------
                                        Michael Dziczkowski
                                        Vice President and Corporate Controller
                                        (Principal Accounting Officer)